POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.

                                      /s/ MARGARET HAYES ADAME (L.S.)
                                      -------------------------------
                                          Margaret Hayes Adame

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                      /s/ ROBERT G. CORBETT (L.S.)
                                      -------------------------------
                                          Robert G. Corbett

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                      /s/ ROBIN CHANDLER DUKE (L.S.)
                                      -------------------------------
                                          Robin Chandler Duke

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                       /s/ RICHARD M. FURLAUD (L.S.)
                                      -------------------------------
                                           Richard M. Furlaud

                               POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                                     /s/ EUGENE P. GRISANTI
                                                  ------------------------------
                                                         Eugene P. Grisanti

                                POWER OF ATTORNEY

        The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                      /s/ STUART R. MACONOCHIE (L.S.)
                                      -------------------------------
                                          Stuart R. Maconochie

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                       /s/ GEORGE ROWE, JR. (L.S.)
                                      -------------------------------
                                           George Rowe, Jr.

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                      /s/ STANLEY M. RUMBOUGH, JR.(L.S.)
                                      ----------------------------------
                                          Stanley M. Rumbough, Jr.

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                      /s/ HENRY P. VAN AMERINGEN (L.S.)
                                      ---------------------------------
                                          Henry P. van Ameringen

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                      /s/ WILLIAM D. VAN DYKE, III (L.S.)
                                      -----------------------------------
                                          William D. van Dyke, III

                                POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 1998, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 9th day of February 1999.


                                      /s/ DOUGLAS J. WETMORE (L.S.)
                                      -------------------------------
                                          Douglas J. Wetmore